PROVISION FOR REHABILITATION	12 Months Ended
Dec. 31, 2017
Disclosure of other provisions [text block]
17. PROVISION FOR REHABILITATION

$000	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015

Balance at the beginning of the year	21,163	15,533	15,341
Unwinding of discount	529	349	384
Change in estimates	1,552	5,281	(192)
Balance at the end of the year	23,244	21,163	15,533

The provisions for rehabilitation costs include estimates for the effect of inflation and changes in estimates and have been discounted to their present value at 2.5% (2016: 2.5%) (2015: 2.25%) per annum, being an estimate equivalent to the risk free rate determined with reference to US government bonds with maturity dates comparable to the estimated rehabilitation of the mines. The estimated cash costs of rehabilitation are risk adjusted. Management have based the provision for environmental rehabilitation on standards set by the World Bank, which require an environmental management plan, an annual environmental report, a closure plan, an up-to-date register of plans of the facility, preservation of public safety on closure, carrying out rehabilitation works and ensuring sufficient funds exist for the closure works. However, it is reasonably possible that the estimate of its ultimate rehabilitation liability could change as a result of changes in regulations or cost estimates. The group is committed to rehabilitation of its property. It makes use of independent environmental consultants for advice and it also uses past experience in similar situations to ensure that the provision for rehabilitation is adequate. The current Life of Mine (LOM) plan envisages the majority of the expected outflow to occur at the end of the LOM which, at the date of these accounts, is 2032 for the Kibali gold mine.